UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2020

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 Quail Springs Parkway Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 252-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GPOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On March 2, 2020, Gulfport Energy Corporation (the “Company”) issued a press release concerning the nomination of FVP Master Fund, L.P., an affiliate of Firefly Value Partners, LP, of candidates for election to the board of directors of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Press release dated March 2, 2020 entitled “Gulfport Energy Responds to Firefly Director Nominations.”

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: March 2, 2020	By:	/s/ Quentin Hicks
Quentin Hicks
Executive Vice President & Chief Financial Officer

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Exhibit 99.1

GULFPORT ENERGY RESPONDS TO FIREFLY DIRECTOR NOMINATIONS

Company Has Replaced Five of Eight Directors in Past Three Years, Including Two New Independent

Directors Since January 2020

No Shareholder Action Required at this Time

OKLAHOMA CITY, March 2, 2020 – Gulfport Energy Corporation (NASDAQ: GPOR) (“Gulfport” or the “Company”), one of the largest producers of natural gas in the contiguous United States, today issued the following statement regarding the nominations by Firefly Value Partners (“Firefly”) of two director candidates to stand for election at the Company’s 2020 Annual Meeting of Stockholders, which has yet to be scheduled:

“Gulfport values shareholder input, which makes it odd that Firefly would choose to nominate director candidates the week before Ryan Heslop, the co-portfolio manager of Firefly, is scheduled to interview for a director seat, and no deadline for director nominations has even been established.”

“Gulfport has a highly qualified new management team and is in the midst of a comprehensive Board refreshment process, with five of eight directors having joined in the last three years. In addition, the Company’s Chairman recently announced he would not seek re-election at the 2020 Annual Meeting, and seven of the Company’s eight directors are independent, including two who have joined in just the past two months.”

“Gulfport is taking timely and decisive actions to position the Company for future value creation amidst industry-wide challenges and a multi-year low point for natural gas prices. Gulfport recently announced a 50% reduction in capital expenditures, which allows the Company to operate within cash flow and retain its valuable drilling inventory for better prices in the future. Gulfport has also taken steps to cut costs across all areas of its business and is focused on continuing to find ways to become more efficient and effective in its operations. By focusing on operating within cash flow and cutting costs, the Company is ensuring that its liquidity stays strong during this downturn, which provides both optionality and flexibility to pursue value-creating opportunities. The Company’s initiatives reflect the collective input from the Company’s stakeholders, including Firefly, and are designed to help Gulfport navigate difficult market conditions affecting the entire industry.”

“Gulfport is confident the timely and decisive actions it has and will continue to take will drive long-term value.”

The Gulfport Board and its Nominating and Governance Committee will review and consider Firefly’s notice of nomination in accordance with the Company’s bylaws and applicable law. Gulfport’s Board will present its recommendations for director nominees in its proxy statement that will be filed with the U.S. Securities and Exchange Commission. Gulfport shareholders are not required to take any action at this time.

Sidley Austin LLP is serving as legal counsel to Gulfport.

About Gulfport

Gulfport Energy Corporation (NASDAQ: GPOR) is an independent natural gas and oil company focused on the exploration and development of natural gas and oil properties in North America and is one of the largest producers of natural gas in the contiguous United States. Headquartered in Oklahoma City, Gulfport holds significant acreage positions in the Utica Shale of Eastern Ohio and the SCOOP Woodford and SCOOP Springer plays in Oklahoma. In addition, Gulfport holds non-core assets that include an approximately 22% equity interest in Mammoth Energy Services, Inc. (NASDAQ: TUSK) and has a position in the Alberta Oil Sands in Canada through its 25% interest in Grizzly Oil Sands ULC. For more information, please visit www.gulfportenergy.com.

Forward Looking Statements

This press release includes “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Gulfport expects or anticipates will or may occur in the future, future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, repurchases of our outstanding debt, the timing and completion of asset sales, competitive strength, goals, expansion and growth of Gulfport’s business and operations, plans, market conditions, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by Gulfport in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Gulfport’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market, credit or business conditions that might affect the timing and amount of the repurchase program; the opportunities (or lack thereof) that may be presented to and pursued by Gulfport; Gulfport’s ability to identify, complete and integrate acquisitions of properties and businesses; Gulfport’s ability to achieve the anticipated benefits of its strategic initiatives; competitive actions by other oil and gas companies; changes in laws or regulations; and other factors, many of which are beyond the control of Gulfport. Information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Forms 10-K, 10-Q and 8-K. Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by Gulfport will be realized, or even if realized, that they will have the expected consequences to or effects on Gulfport, its business or operations. Gulfport has no intention, and disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Important Additional Information

The Company intends to file a proxy statement on Schedule 14A and accompanying GOLD proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING GOLD PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in connection with the 2020 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders filed with the SEC on April 30, 2019. To the extent that any participants’ holdings in the Company’s securities have changed or new directors who will be participants have joined the board of directors of the Company since the filing of such proxy statement, such changes are set forth in Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement in connection with the 2020 Annual Meeting and other relevant documents to be filed with the SEC. Shareholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and any other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at https://ir.gulfportenergy.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Investor Contact:

Jessica Antle – Director, Investor Relations

jantle@gulfportenergy.com

405-252-4550

Media Contact:

Reevemark

Paul Caminiti / Hugh Burns / Nicholas Leasure

212-433-4600